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EXHIBIT 99.5

Pro Forma Condensed Consolidated Financial Statements of First Commonwealth, Inc. as of, and for the six months ended June 30, 1996.
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                           FIRST COMMONWEALTH, INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 INTRODUCTION
                                 JUNE 30, 1996



The accompanying unaudited pro forma condensed consolidated financial statements reflect the corrected consolidated financial position of First Commonwealth, Inc. (the Company) as of June 30, 1996, and the results of its consolidated operations for the six months then ended after giving pro forma effect to (i) the purchase of Smileage Dental Services, Inc. (Smileage Dental Services) and
(ii) associated reinsurance arrangement, which was completed on July 18, 1996. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the respective historical financial statements of the Company and Smileage Dental Services, and the related notes thereto. The unaudited pro forma information does not purport to be indicative of actual results that would have been achieved had the acquisition actually been completed as of the dates indicated on the following pages nor which may be achieved in the future.
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                           FIRST COMMONWEALTH, INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE SIX MONTHS ENDED JUNE 30, 1996
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  SMILEAGE                              PRO FORMA
                                                                   DENTAL            PRO FORMA         CONSOLIDATED
                                             COMPANY (a)        SERVICES (a)        ADJUSTMENTS        AS ADJUSTED
                                             -----------        ------------        -----------        ------------
Subscriber Revenue                             $19,792             $1,289             $2,552  (c)         $23,633

Benefit Coverage Expenses                       12,246                  0              3,031  (c)          15,277
                                               -------             ------             ------              -------
 Gross Margin                                    7,546              1,289               (479)               8,356

Selling, General  and
 Administrative Expense                          5,311              1,199               (699) (d)           5,811

Depreciation and Amortization                      276                 31                 63  (e)             370
                                               -------             ------             ------              -------
 Operating Income                                1,959                 59                157                2,175

Interest Income, net                               322                828               (828) (f)             322
                                               -------             ------             ------              -------
 Income Before Income Taxes                      2,281                887               (671)               2,497

Provision For Income Taxes                         914                  0                112  (g)           1,026
                                               -------             ------             ------              -------
Net Income                                     $ 1,367             $  887              ($783)             $ 1,471
                                               =======             ======             ======              =======

Weighted Average Common and Common
  Equivalent Shares Outstanding (b)          3,500,053                               231,399  (h)       3,731,452
                                             =========                               =======            =========

Earnings Per Common and Common
 Equivalent Share                                $0.39                                                      $0.39
                                             =========                                                  =========


See notes to the unaudited pro forma condensed consolidated financial statements.
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                            FIRST COMMONWEALTH, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996
                                 (IN THOUSANDS)




                                                                                                             COMPANY
                                                                   SMILEAGE                                 PRO FORMA
                                                                    DENTAL             PRO FORMA           CONSOLIDATED
                                             COMPANY (i)           SERVICES (i)      ADJUSTMENTS (j)       AS ADJUSTED
                                             -----------           ------------      ---------------       ------------
     ASSETS
CURRENT ASSETS
Cash and Cash Equivalents                      $ 9,272                  $   0            $   69                $ 9,341
Investments - Short Term                         4,121                      0                 0                  4,121
Accounts Receivable, Net                         1,714                     20               (20)                 1,714
Related Party Receivable                             0                     54               (54)                     0
Other Receivables                                  117                      0                 0                    117
Deposit Under Reinsurance Agreement                485                      0                 0                    485
Prepaid Expenses                                 1,314                      2                (2)                 1,314
Deferred Tax Asset                                 404                     50               (50)                   404
Income Taxes Receivable                            622                      0                 0                    622
                                              --------               --------          --------               --------
TOTAL CURRENT ASSETS                            18,049                    126               (57)                18,118

Property & Equipment                             2,770                    138                 0                  2,908
Less:  Accumulated Depreciation                 (1,328)                  (119)                0                 (1,447)
                                              --------               --------          --------               --------
Property & Equipment, Net                        1,442                     19                 0                  1,461

OTHER ASSETS
Restricted Cash                                  1,077                      0                 0                  1,077
Excess of purchase price over net assets
 acquired                                            0                      0             5,530                  5,530
Deposits & Other                                    92                      0                 0                     92
                                              --------               --------          --------               --------
TOTAL OTHER ASSETS                               1,169                      0             5,530                  6,699
                                              --------               --------          --------               --------
TOTAL ASSETS                                   $20,660                  $ 145            $5,473                $26,278
                                              ========               ========          ========               ========


LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts Payable-Trade                         $   149                  $   8            $   13                $   170
Accounts Payable-Dental Service Providers          407                      0                 0                    407
Claims Liability                                 1,395                      0                 0                  1,395
Related Party Payable                                0                      0                 0                      0
Accrued Payroll and Related Costs                  643                     60               (40)                   663
Other Accrued Expenses                             600                     39               (27)                   612
Current Portion of Capital Lease Obligations         0                      0                 0                      0
Current Portion of Long-Term Debt                    0                      0                 0                      0
Deferred Subscriber Revenue                      3,841                      0                 0                  3,841
Payable Under Reinsurance Agreement                437                      0                 0                    437
Accrued Preferred Dividends                          0                      0                 0                      0
Income Taxes Payable                                 0                     38                (3)                    35
                                              --------               --------          --------               --------
TOTAL CURRENT LIABILITIES                        7,472                    145               (57)                 7,560
                                              --------               --------          --------               --------

Capital Lease Less Current                           0                      0                 0                      0
Long-Term Debt Less Current                          0                      0                 0                      0
Deferred Tax Liability - Long-term                 125                      0                 0                    125
                                              --------               --------          --------               --------
TOTAL LONG-TERM LIABILITIES                        125                      0                 0                    125
                                              --------               --------          --------               --------

TOTAL LIABILITIES                                7,597                    145               (57)                 7,685

REDEEMABLE PREFERRED STOCK                           0                      0                 0                      0

STOCKHOLDERS' EQUITY
Common Stock                                         3                      1                 1                      5
Capital In Excess of Par                         7,678                    241             5,287                 13,206
Retained Earnings                                5,392                    334              (334)                 5,392
Treasury Stock                                     (10)                  (576)              576                    (10)
                                              --------               --------          --------               --------
TOTAL STOCKHOLDERS' EQUITY                      13,063                      0             5,530                 18,593
                                              --------               --------          --------               --------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY       $20,660                   $145            $5,473                $26,278
                                              ========               ========          ========               ========


 See notes to the unaudited pro forma condensed consolidated financial statements.

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                            FIRST COMMONWEALTH, INC.
  NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 JUNE 30, 1996
                                 (IN THOUSANDS)



The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 1996 gives effect to the consolidated results of operations for the six months ended June 30, 1996, as if the acquisition of Smileage Dental Services, Inc. and the associated reinsurance arrangement had occurred at January 1, 1996. These results are not necessarily indicative of the consolidated results of the Company as they may be in the future, or as they might have been had these events been effective at January 1, 1996. The unaudited pro forma condensed consolidated balance sheet gives effect to the financial position at June 30, 1996, as if the acquisition of Smileage Dental Services, Inc. occurred at June 30, 1996. Such consolidated financial position is not necessarily indicative of the consolidated financial position of the Company as it may be in the future, or as it might have been had these events been effective at June 30, 1996. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company and Smileage Dental Services, Inc. and the related notes thereto.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1996 ARE AS FOLLOWS:

     (a) Represents the historical condensed consolidated results of the Company and Smileage Dental Services, Inc. on a consolidated and stand alone basis, respectively, for the six months ended June 30, 1996.

     (b) Weighted average number of common shares outstanding is calculated based upon the relevant weighted average shares outstanding and options outstanding utilizing the treasury stock method for each calculation presented.

     (c) Reflects the associated reinsurance arrangement for assuming the new members as well as the reduction in revenue for contracts not acquired as of the date of acquisition.

     (d) Reflects the elimination of selling, general and administrative expenses for employees who will not be retained as well as associated office expenses that will be eliminated.

     (e) Represents the net increase to amortization ($69) for the cost over the fair value of the net assets acquired over a period of forty years and the net decrease to depreciation ($6) for assets that were sold prior to the acquisition.

     (f) Reflects the elimination of transactions that are of a non-recurring basis.

     (g)  Reflects applicable income tax effects of adjustments.

     (h) Reflects the number of common shares and common share equivalents issued (231,399) as a result of the acquisition.

Pro Forma adjustments for the unaudited pro forma condensed consolidated balance sheet at June 30, 1996 are as follows:

     (i)  Reflects historical financial position of the Company and Smileage
          Dental Services, Inc. at June 30, 1996.

     (j) Reflects assumed adjustment based upon the purchase price for the Smileage Dental Services, Inc. acquisition, including the elimination of assets and liabilities not in place as of the date of the acquisition, the allocation of the purchase price over the fair values of the net assets acquired and the elimination of Smileage Dental
          Services, Inc. stockholders' equity.

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